UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 3, 2004

HEALTHSOUTH Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-10315	63-0860407

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One HEALTHSOUTH Parkway, Birmingham, Alabama 35243

Address of Principal Executive Offices, Including Zip Code)

(205) 967-7116

(Registrant's Telephone Number, Including Area Code)

ITEM 5.	Other Events and Required FD Disclosure.

On May 3, 2004, HEALTHSOUTH Corporation issued a press release entitled “HEALTHSOUTH NAMES JAY GRINNEY CHIEF EXECUTIVE OFFICER”.

A copy of the press release is attached hereto as Exhibit 99 and incorporated herein by reference.

ITEM 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHSOUTH CORPORATION

By:	/s/ Gregory L. Doody

Name:	Gregory L. Doody
Title:	Executive Vice President, General Counsel and Secretary

Dated:	May 3, 2004

EXHIBIT INDEX

Exhibit No. 99	Description Press release of HEALTHSOUTH Corporation dated May 3, 2004.